Investor Presentation Second Quarter 2021

Safe Harbor Statement Forward Looking Statements 1 This presentation may contain “forward-looking statements” within the meaning of federal securities laws. All statements other than statements of historical fact included in this presentation are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) unfavorable economic conditions that may affect operations, financial condition and cash flows including inflation, recessions, instability in the financial markets or credit markets; (2) highly competitive markets that could adversely impact financial results (3) ability to continue to innovate with new products and services; (4) seasonality; (5) large customer concentration; (6) ability to recruit and retain qualified employees; (7) the outcome of any legal proceedings that may be instituted against the Company (8) adverse changes in currency exchange rates; (9) the impact of COVID-19 on the Company’s business; or (10) regulatory changes and potential legislation that could adversely impact financial results. The foregoing list of factors is not exclusive, and readers should also refer to those risks that will be included under the header “Risk Factors” set forth in Item 1A of the company’s annual report filed on Form 10-K. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this presentation to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. All estimates of financial metrics in this presentation for fiscal 2021 and beyond are current as of July 29, 2021. Presentation of Non-GAAP Financial Measures In addition to the results provided in accordance with U.S. generally accepted accounting principles (“GAAP”) throughout this presentation the company has provided non-GAAP financial measures, which present results on a basis adjusted for certain items. The company uses these non- GAAP financial measures for business planning purposes and in measuring its performance relative to that of its competitors. The company believes that these non-GAAP financial measures are useful financial metrics to assess its operating performance from period-to-period by excluding certain items that the company believes are not representative of its core business. These non-GAAP financial measures are not intended to replace, and should not be considered superior to, the presentation of the company’s financial results in accordance with GAAP. The use of the non-GAAP financial measures terms may differ from similar measures reported by other companies and may not be comparable to other similarly titled measures. These non-GAAP financial measures are reconciled from the respective measures under GAAP in the appendix below. The company is not able to provide a reconciliation of the company’s non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation such as certain non-cash, nonrecurring or other items that are included in net income and EBITDA as well as the related tax impacts of these items and asset dispositions / acquisitions and changes in foreign currency exchange rates that are included in cash flow, due to the uncertainty and variability of the nature and amount of these future charges and costs.

2Q21 Review

2Q21 & YTD Highlights 3  2Q21 Sales of $375.7 million (+8.4% y/y) and Adjusted EBITDA of $64.5 million (+4.6% y/y)  YTD Sales of $717.0 million (+11.6% y/y) and Adjusted EBITDA of $112.2 million (+8.9% y/y)  Completed merger with Landcadia III, began trading on NASDAQ under “HLMN” ticker  Recapitalized balance sheet reducing leverage to 3.8x TTM adjusted EBITDA from 7.1x  Achieved fill-rates >90%, above competitors  Implemented initial price increase end of second quarter  Rolled-out new business wins Financial Highlights Outlook ($ millions) 2019 2020 2021E 2022E Revenues $1,214.4 $1,368.3 $1,400 $1,500 Adjusted EBITDA $178.7 $221.2 $220-$230 $245-$255 Note: Adjusted EBITDA is a non-GAAP measure. Please see page 14 for a reconciliation of Adjusted EBITDA to Net Income.

Solid Start to 2021 4 Second Quarter 6-Month YTD 8.4% $347 $376 2Q20 2Q21 Sales $62 $64 17.8% 17.2% 2Q20 2Q21 Adj. EBITDA Adj. EBITDA Margin 4.6% 11.6% $643 $717 2020-YTD 2021-YTD Sales $103 $112 16.1% 15.7% 2020-YTD 2021-YTD Adj. EBITDA Adj. EBITDA Margin 8.9% Sales Adjusted EBITDA Sales Adjusted EBITDA ▪ Sales grew 8.4% in 2Q21 ▪ HS +5.6% PS -21.5% ▪ RDS +57.2% Canada +32.1% ▪ Adjusted EBITDA grew 4.6% and margin contracted 60 basis points primarily due to mix and higher operating expenses ▪ 2-Year Growth: Revenue +15.7%, Adjusted EBITDA +19.0% ($ in millions) Note: Adjusted EBITDA is a non-GAAP measure. Please see page 14 for a reconciliation of Adjusted EBITDA to Net Income. ▪ Sales grew 11.6% 6-month YTD ▪ HS +7.9% PS +3.2% ▪ RDS +24.1% Canada +31.5% ▪ Adjusted EBITDA grew 8.9% and margin contracted 40 basis points primarily due to mix and higher operating expenses ▪ 2-Year Growth: Revenue +17.1%, Adjusted EBITDA +21.1% Second Quarter Highlights 6-Month YTD Highlights

2Q21 Segment Results Summary

$ Thousands

Hardware & Protective *For Quarter Ended*	2Q20 6/27/2020	2Q21 6/26/2021	$ Change	Comments
Revenues	$269,499	$263,129	($6,370)	Lower gloves & mask sales partially offset by hardware growth
Adjusted EBITDA	$45,704	$36,114	($9,590)	Lower mask sales, higher operating expenses
Margin	*17.0%*	*13.7%*	*(330 bps)*	Higher freight & material cost, sales mix

Robotics & Digital Solutions *For Quarter Ended*	2Q20 6/27/2020	2Q21 6/26/2021	$ Change	Comments
Revenues	$42,198	$66,351	$24,153	Recovery from weak demand during covid lock-downs
Adjusted EBITDA	$12,373	$23,696	$11,323	Stronger sales
Margin	*29.3%*	*35.7%*	*640 bps*	Operating leverage from stronger sales

Canada *For Quarter Ended*	2Q20 6/27/2020	2Q21 6/26/2021	$ Change	Comments
Revenues	$35,013	$46,235	$11,222	Strong demand from big box retailers
Adjusted EBITDA	$3,533	$4,662	$1,129	
Margin	*10.1%*	*10.0%*	*(10 bps)*	Sales leverage offset by higher variable labor & delivery costs

Note: Adjusted EBITDA is a non-GAAP measure. Please see page 15 and 16 for a reconciliation of Adjusted EBITDA to Net Income.

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Year-To-Date Segment Results 6 Robotics & Digital Solutions YTD YTD $ For Six Months Ended 6/27/2020 6/26/2021 Change Comments Revenues $98,505 $122,230 $23,725 Recovery in key and engraving sales post Covid Adjusted EBITDA $29,943 $41,113 $11,170 Margin 30.4% 33.6% 320 bps Operating leverage from sales growth Hardware & Protective YTD YTD $ For Six Months Ended 6/27/2020 6/26/2021 Change Comments Revenues $482,676 $514,058 $31,382 Strong hardware demand and PPE contribution Adjusted EBITDA $71,366 $65,146 ($6,220) Margin 14.8% 12.7% (210 bps) Inflation costs and negative mix Canada YTD YTD $ For Six Months Ended 6/27/2020 6/26/2021 Change Comments Revenues $61,365 $80,708 $19,343 Strong demand from big box retailers Adjusted EBITDA $1,822 $6,019 $4,197 Margin 3.0% 7.5% 450 bps Operating leverage from sales growth Note: Adjusted EBITDA is a non-GAAP measure. Please see page 15 and 16 for a reconciliation of Adjusted EBITDA to Net Income. $ Thousands

2Q21 Two-Year Growth Comparison 7 Hardware & Protective 2Q19 2Q21 % YTD 2019 YTD 2021 % For Quarter Ended 6/29/2019 6/26/2021 Change 6/29/2019 6/26/2021 Change Revenues $226.4 $263.1 16.2% $428.0 $514.1 20.1% Adjusted EBITDA $31.4 $36.1 15.0% $51.6 $65.1 26.2% Margin 13.9% 13.7% (30 bps) 12.1% 12.7% 60 bps $ Millions Note: Adjusted EBITDA is a non-GAAP measure. Please see page 15 and 17 for a reconciliation of Adjusted EBITDA to Net Income. Robotics & Digital Solutions 2Q19 2Q21 % YTD 2019 YTD 2021 % For Quarter Ended 6/29/2019 6/26/2021 Change 6/29/2019 6/26/2021 Change Revenues $60.2 $66.4 10.3% $117.6 $122.2 3.9% Adjusted EBITDA $18.6 $23.7 27.4% $35.9 $41.1 14.5% Margin 31.0% 35.7% 470 bps 30.5% 33.6% 310 bps Canada 2Q19 2Q21 % YTD 2019 YTD 2021 % For Quarter Ended 6/29/2019 6/26/2021 Change 6/29/2019 6/26/2021 Change Revenues $38.0 $46.2 21.5% $66.7 $80.7 19.9% Adjusted EBITDA $4.2 $4.7 11.9% $5.2 $6.0 15.4% Margin 11.1% 10.0% 110 bps 7.8% 7.5% (30 bps) Consolidated 2Q19 2Q21 % YTD 2019 YTD 2021 % For Quarter Ended 6/29/2019 6/26/2021 Change 6/29/2019 6/26/2021 Change Revenues $324.6 $375.7 15.7% $612.3 $717.0 17.1% Adjusted EBITDA $54.2 $64.5 19.0% $92.7 $112.3 21.1% Margin 16.7% 17.2% 50 bps 15.1% 15.7% 60 bps

Strong Capital Structure Supports Growth 8 Total Net Leverage Based on TTM Adj. EBITDA 7.1x 3.8x 6/26/2021 7/14/2021 Total Leverage Based on TTM Adj. EBITDA Note: Adjusted EBITDA is a non-GAAP measure. Please see page 14 for a reconciliation of Adjusted EBITDA to Net Income. ($ millions) 7/14/2021 Cash $ 58 ABL Revolver ($250 million) 93 New Term Note 851 Total Debt $ 944 Net Debt $ 886 TTM Adjusted EBITDA $ 230.4 Gross Debt/ TTM Adjusted EBITDA 4.1x Net Debt/ TTM Adjusted EBITDA 3.8x

Outlook 9 Long-term Growth  Revenue - +6%  Adj EBITDA - +10% Other  SGA – 25% fixed, 75% driven by revenues  Interest Expense - ~$30 million/year  Income Tax – cash taxpayer late 2022, then ~25% effective tax rate  Capital Expenditures - ~$60 million/year, $40 million growth  Shares outstanding – 187.6 million, 24.7 million warrants outstanding at $11.50 strike price Note: Adjusted EBITDA is a non-GAAP measure. Please see page 14 for a reconciliation of Adjusted EBITDA to Net Income. Outlook ($ millions) 2019 2020 2021E 2022E Revenues $1,214.4 $1,368.3 $1,400 $1,500 Adjusted EBITDA $178.7 $221.2 $220-$230 $245-$255 As of July 29, 2021

Appendix

Significant runway for incremental growth: organic and via M&A Management team with proven operational and M&A expertise Strong financial profile with 56-year track record Market and innovation leader across compelling categories Indispensable partner embedded with winning retailers Customers love us, trust us and rely on us Large, predictable, growing and non-cyclical end markets Investment Highlights 11 #1

Hillman at a Glance

Business Description

- Founded in 1964; HQ in Cincinnati, OH
- The leading distributor of hardware and home improvement products, personal protective equipment and robotic kiosk technologies to a broad range of winning retailers in the U.S., Canada and Mexico
- The predominance of our sales come from Hillman-owned brands
- Highly attractive ~$6 billion direct addressable market with strong secular tailwinds
- Long-standing strategic partnerships with winning retailers including Home Depot, Lowes, Walmart, Tractor Supply, ACE and independent hardware stores
- Provide highly complex logistics, inventory, category management and differentiated in-store merchandising services via ~1,100 person field sales and service team
- ~3,600 non-union employees across corporate HQ, 22 N.A. distribution centers, and Taiwan sourcing office

By the Numbers

~20 billion Fasteners Sold per Year	~575 million Pairs of Gloves Sold per Year	~116 million Keys Duplicated per Year
~112,000 SKUs Managed	~42,000 Store Direct Locations	~32,500 Kiosks in Retail Locations
#1 Position Across Core Categories	10% Long-Term Historical Sales CAGR	55 Years Sales Growth in 56-Year History
~$1.4bn 2020E Sales	22% 2017A-2020 Adj. EBITDA Growth	16% 2020 Adj. EBITDA Margin

Note: Figures may not tie due to rounding and corporate eliminations.
Adjusted EBITDA is a non-GAAP measure. Please see page 14 for a reconciliation of Adjusted EBITDA to Net Income.
Operational metrics based on 2020 management estimates.

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Our Primary Business Segments

Hardware & Protective Solutions

Segment Position	Hardware Solutions	Protective Solutions	Robotics and Digital Solutions
	#1	#1	#1

Hillman-Owned Brands

Hardware Solutions

- Fasteners & Specialty: HILLMAN, DECK PLUS
- Construction Fasteners: POWERPRO, Fas-n-Tite
- Picture Hanging: high & mighty, OOK, HILLMAN
- Builders Hardware & Metal Shapes: The SteelWorks, HILLMAN

Protective Solutions

- Work Gear: AWP, McGuire-Nicholas
- Gloves: Grease Monkey, Gorilla Grip, Firm Grip, digz, True Grip
- Safety / PPE: Firm Grip, AWP, Premium Defense

Robotics and Digital Solutions

- Key and Fob Duplication: HILLMAN, minuteKEY, KeyKrafter
- Personalized Tags: i.d. SPOT, Quick-Tag, fido, TagWorks
- Knife Sharpening: resharp

Representative Top Customers

Ace Hardware, The Home Depot, Lowe's, Tractor Supply Co, Walmart

Source: Third party industry report.

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Adjusted EBITDA Reconciliation

$ Thousands

For Period Ending	2Q20 6/27/20	2Q21 6/26/21	1H20 6/27/20	1H21 6/26/21
Income from Operations	$20,728	$19,509	$30,174	$25,289
D&A	32,095	30,684	64,460	61,934
EBITDA	$52,823	$50,193	$94,634	$87,223
1 Stock Compensation	1,524	1,796	2,669	3,537
2 CCMP Management Fees	196	88	321	214
3 Facility Exits	433	-----	433	-----
4 Restructuring	980	-----	2,710	109
5 Litigation Fees	1,893	6,322	2,674	10,282
6 Acquisition & Integration	661	3,299	990	8,139
7 Buy-back Expense	-----	1,350	-----	1,350
8 Anti-Dumping Expense	-----	2,636	-----	2,636
9 Change in Fair Value	3,100	(1,212)	(1,300)	(1,212)
Adjusted EBITDA	$61,610	$64,472	$103,131	$112,278

1. Stock compensation
2. CCMP management fees
3. Costs associated with the closure of facility in San Antonio, Texas
4. Inventory write-offs, severance, rent, labor costs, etc. related to restructuring initiatives
5. Professional fees related to non-recurring litigation
6. Professional fees, non-recurring bonuses, severance and other costs related to merger and acquisition activity including merger with LCY
7. Remove infrequent buy-backs associated with new business wins
8. Prior year anti-dumping duties related to nail business
9. Change in fair value of contingent consideration for acquisitions

Note: Adjusted EBITDA is a non-GAAP measure. Please see above for a reconciliation of Adjusted EBITDA to Net Income.

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2021 Segment Adjusted EBITDA Reconciliations

Thirteen Weeks Ended June 26, 2021	HPS	RDS	Canada	Consolidated
Operating Income (Loss)	$9,995	$6,546	$2,968	$19,509
Depreciation & Amortization	$17,397	$11,593	$1,694	$30,684
Stock Compensation Expense	$1,552	$244	-----	$1,796
Management Fees	$76	$12	-----	$88
Restructuring	-----	-----	-----	-----
Litigation Expense	-----	$6,322	-----	$6,322
Acquisition & Integration Expense	$3,108	$191	-----	$3,299
Buy-Back Expense	$1,350	-----	-----	$1,350
Anti-dumping Duties	$2,636	-----	-----	$2,636
Change in Fair Value of Contingent Consideration	-----	($1,212)	-----	($1,212)
Adjusted EBITDA	$36,114	$23,696	$4,662	$64,472

Twenty-Six Weeks Ended June 26, 2021	HPS	RDS	Canada	Consolidated
Operating Income (Loss)	$16,045	$6,700	$2,544	$25,289
Depreciation & Amortization	$34,520	$23,974	$3,440	$61,934
Stock Compensation Expense	$3,056	$481	-----	$3,537
Management Fees	$185	$29	-----	$214
Restructuring	$64	$10	$35	$109
Litigation Expense	-----	$10,282	-----	$10,282
Acquisition & Integration Expense	$7,290	$849	-----	$8,139
Buy-Back Expense	$1,350	-----	-----	$1,350
Anti-dumping Duties	$2,636	-----	-----	$2,636
Change in Fair Value of Contingent Consideration	-----	($1,212)	-----	($1,212)
Adjusted EBITDA	$65,146	$41,113	$6,019	$112,278

Note: Adjusted EBITDA is a non-GAAP measure. Please see above for a reconciliation of Adjusted EBITDA to Operating Income

..

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2020 Segment Adjusted EBITDA Reconciliations

Thirteen Weeks Ended June 27, 2020	HPS	RDS	Canada	Consolidated
Operating Income (Loss)	$24,423	($4,510)	$815	$20,728
Depreciation & Amortization	$17,608	$12,749	$1,738	$32,095
Stock Compensation Expense	$1,379	$145	-----	$1,524
Management Fees	$176	$20	-----	$196
Restructuring	-----	-----	$980	$980
Litigation Expense	-----	$1,893	-----	$1,893
Acquisition & Integration Expense	$498	$163	-----	$661
Buy-Back Expense	$433	-----	-----	$433
Anti-dumping Duties	-----	-----	-----	-----
Change in Fair Value of Contingent Consideration	-----	$3,100	-----	$3,100
Corporate & Intersegment Adjustments	$1,187	($1,187)	-----	-----
Adjusted EBITDA	$45,704	$12,373	$3,533	$61,610

Twenty-Six Weeks Ended June 27, 2020	HPS	RDS	Canada	Consolidated
Operating Income (Loss)	$33,276	$1,386	($4,488)	$30,174
Depreciation & Amortization	$34,462	$26,398	$3,600	$64,460
Stock Compensation Expense	$2,330	$339	-----	$2,669
Management Fees	$280	$41	-----	$321
Restructuring	-----	-----	$2,710	$2,710
Litigation Expense	-----	$2,674	-----	$2,674
Acquisition & Integration Expense	$632	$358	-----	$990
Buy-Back Expense	$433	-----	-----	$433
Anti-dumping Duties	-----	-----	-----	$0
Change in Fair Value of Contingent Consideration	-----	($1,300)	-----	($1,300)
Corporate & Intersegment Adjustments	($47)	$47	-----	-----
Adjusted EBITDA	$71,366	$29,943	$1,822	$103,131

Note: Adjusted EBITDA is a non-GAAP measure. Please see above for a reconciliation of Adjusted EBITDA to Operating Income

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2019 Segment Adjusted EBITDA Reconciliations

Thirteen Weeks Ended June 29, 2019	HPS	RDS	Canada	Consolidated
Operating Income (Loss)	$10,914	($3,412)	$1,044	$8,546
Depreciation & Amortization	$16,228	$13,405	$1,703	$31,336
Stock Compensation Expense	$246	$55	-----	$301
Management Fees	$125	-----	-----	$125
Restructuring	$42	$9	$1,467	$1,518
Litigation Expense	-----	$297	-----	$297
Acquisition & Integration Expense	$2,110	$1,289	-----	$3,399
Buy-Back Expense	$2,014	-----	-----	$2,014
Anti-dumping Duties	-----	-----	-----	-----
Corporate & Intersegment Adjustments	($312)	$312	-----	-----
Impairment	-----	$6,686	-----	$6,686
Adjusted EBITDA	$31,367	$18,641	$4,214	$54,222

Twenty-Six Weeks Ended June 29, 2019	HPS	RDS	Canada	Consolidated
Operating Income (Loss)	$8,361	($384)	$834	$8,811
Depreciation & Amortization	$32,270	$26,696	$2,954	$61,920
Stock Compensation Expense	$541	$121	-----	$662
Management Fees	$256	-----	-----	$256
Restructuring	$42	$9	$1,403	$1,454
Litigation Expense	-----	$297	-----	$297
Acquisition & Integration Expense	$4,280	$2,248	-----	$6,528
Buy-Back Expense	$6,083	-----	-----	$6,083
Anti-dumping Duties	-----	-----	-----	-----
Corporate & Intersegment Adjustments	($205)	$205	-----	-----
Impairment	-----	$6,686	-----	$6,686
Adjusted EBITDA	$51,628	$35,878	$5,191	$92,697

Note: Adjusted EBITDA is a non-GAAP measure. Please see above for a reconciliation of Adjusted EBITDA to Operating Income

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